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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 AUGUST 22, 2002
                Date of Report (date of earliest event reported)

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                             GADZOOX NETWORKS, INC.
             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
                 (State of other jurisdiction of incorporation)

   000-26541                                             77-0308899
(Commission File)                           (IRS Employer Identification Number)

                               5850 HELLYER AVENUE
                               SAN JOSE, CA 95138
          (Address of principal executive offices, including zip code)

                                 (408) 360-4950
              (Registrant's telephone number, including area code)

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ITEM 3.  BANKRUPTCY

     On August 22, 2002, Gadzoox Networks, Inc. filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Northern District of California (San Jose Division). The case has been assigned to the Honorable Marilyn Morgan under case number 02-54667-MM. No trustee, receiver, fiscal agent or similar officer has been appointed, and the Company will act as a debtor-in-possession while being subject to the supervision and orders of the bankruptcy court. The Company expects to continue operations during the chapter 11 process. By entering into a chapter 11 case, the Company seeks to have a centralized forum for negotiations with its creditors and, ultimately, confirm a plan of reorganization that will restructure the Company's debt.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)       Exhibits.  The following exhibits are filed with this report.


         EXHIBIT NUMBER                        DESCRIPTION

           99.1                   Press Release, dated August 23, 2002


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           GADZOOX NETWORKS, INC.



           Date:  August 27, 2002          By:    /s/ Barbara Velline
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                                                  Barbara Velline
                                                  Chief Financial Officer


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                                INDEX TO EXHIBITS



EXHIBIT NUMBER                           DESCRIPTION

    99.1         Press Release, dated August 23, 2002, of Gadzoox Networks, Inc.